                                                                      EXHIBIT 24

                           SPECIAL POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of FPIC Insurance Group, Inc. (the "Corporation") hereby constitutes and appoints Steven R. Smith, Steven M. Rosenbloom and Robert B. Finch, and each and any of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign that certain Form S-1 Registration Statement, on behalf of the Corporation and certain of its shareholders, and any and all amendments (including post-effective amendments) thereto relating to the registration of up to 6,000,000 (six million) shares of the Corporation's Common Stock and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have executed this special power of attorney this 23 day of May, 1996.



                                        /s/ Gaston J. Acosta-Rua, M.D.
                                        ----------------------------------------
                                        Gaston J. Acosta-Rua, M.D.

                           SPECIAL POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of FPIC Insurance Group, Inc. (the "Corporation") hereby constitutes and appoints Steven R. Smith, Steven M. Rosenbloom and Robert B. Finch, and each and any of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign that certain Form S-1 Registration Statement, on behalf of the Corporation and certain of its shareholders, and any and all amendments (including post-effective amendments) thereto relating to the registration of up to 6,000,000 (six million) shares of the Corporation's Common Stock and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have executed this special power of attorney this 23 day of May, 1996.



                                        /s/ Curtis E. Gause, D.D.S.
                                        ----------------------------------------
                                        Curtis E. Gause, D.D.S.

                           SPECIAL POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of FPIC Insurance Group, Inc. (the "Corporation") hereby constitutes and appoints Steven R. Smith, Steven M. Rosenbloom and Robert B. Finch, and each and any of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign that certain Form S-1 Registration Statement, on behalf of the Corporation and certain of its shareholders, and any and all amendments (including post-effective amendments) thereto relating to the registration of up to 6,000,000 (six million) shares of the Corporation's Common Stock and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have executed this special power of attorney this 23 day of May, 1996.



                                        /s/ David M. Shapiro, M.D.
                                        ----------------------------------------
                                        David M. Shapiro, M.D.

                           SPECIAL POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of FPIC Insurance Group, Inc. (the "Corporation") hereby constitutes and appoints Steven R. Smith, Steven M. Rosenbloom and Robert B. Finch, and each and any of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign that certain Form S-1 Registration Statement, on behalf of the Corporation and certain of its shareholders, and any and all amendments (including post-effective amendments) thereto relating to the registration of up to 6,000,000 (six million) shares of the Corporation's Common Stock and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have executed this special power of attorney this 23 day of May, 1996.



                                        /s/ Guy T. Selander, M.D.
                                        ----------------------------------------
                                        Guy T. Selander, M.D.

                           SPECIAL POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of FPIC Insurance Group, Inc. (the "Corporation") hereby constitutes and appoints Steven R. Smith, Steven M. Rosenbloom and Robert B. Finch, and each and any of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign that certain Form S-1 Registration Statement, on behalf of the Corporation and certain of its shareholders, and any and all amendments (including post-effective amendments) thereto relating to the registration of up to 6,000,000 (six million) shares of the Corporation's Common Stock and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have executed this special power of attorney this 23 day of May, 1996.



                                        /s/ James G. White, M.D.
                                        ----------------------------------------
                                        James G. White, M.D.

                           SPECIAL POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of FPIC Insurance Group, Inc. (the "Corporation") hereby constitutes and appoints Steven R. Smith, Steven M. Rosenbloom and Robert B. Finch, and each and any of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign that certain Form S-1 Registration Statement, on behalf of the Corporation and certain of its shareholders, and any and all amendments (including post-effective amendments) thereto relating to the registration of up to 6,000,000 (six million) shares of the Corporation's Common Stock and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have executed this special power of attorney this 23 day of May, 1996.



                                        /s/ Richard J. Bagby, M.D.
                                        ----------------------------------------
                                        Richard J. Bagby, M.D.

                           SPECIAL POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of FPIC Insurance Group, Inc. (the "Corporation") hereby constitutes and appoints Steven R. Smith, Steven M. Rosenbloom and Robert B. Finch, and each and any of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign that certain Form S-1 Registration Statement, on behalf of the Corporation and certain of its shareholders, and any and all amendments (including post-effective amendments) thereto relating to the registration of up to 6,000,000 (six million) shares of the Corporation's Common Stock and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have executed this special power of attorney this 23 day of May, 1996.



                                        /s/ Robert O. Baratta, M.D.
                                        ----------------------------------------
                                        Robert O. Baratta, M.D.

                           SPECIAL POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of FPIC Insurance Group, Inc. (the "Corporation") hereby constitutes and appoints Steven R. Smith, Steven M. Rosenbloom and Robert B. Finch, and each and any of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign that certain Form S-1 Registration Statement, on behalf of the Corporation and certain of its shareholders, and any and all amendments (including post-effective amendments) thereto relating to the registration of up to 6,000,000 (six million) shares of the Corporation's Common Stock and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have executed this special power of attorney this 23rd day of May, 1996.



                                        /s/  Louis C. Murray, M.D.
                                        ----------------------------------------
                                        Louis C. Murray, M.D.

                           SPECIAL POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of FPIC Insurance Group, Inc. (the "Corporation") hereby constitutes and appoints Steven R. Smith, Steven M. Rosenbloom and Robert B. Finch, and each and any of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign that certain Form S-1 Registration Statement, on behalf of the Corporation and certain of its shareholders, and any and all amendments (including post-effective amendments) thereto relating to the registration of up to 6,000,000 (six million) shares of the Corporation's Common Stock and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have executed this special power of attorney this 23rd day of May, 1996.



                                        /s/  William R. Russell
                                        ----------------------------------------
                                        William R. Russell

                           SPECIAL POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of FPIC Insurance Group, Inc. (the "Corporation") hereby constitutes and appoints Steven R. Smith, Steven M. Rosenbloom and Robert B. Finch, and each and any of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign that certain Form S-1 Registration Statement, on behalf of the Corporation and certain of its shareholders, and any and all amendments (including post-effective amendments) thereto relating to the registration of up to 6,000,000 (six million) shares of the Corporation's Common Stock and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have executed this special power of attorney this 23rd day of May, 1996.



                                        /s/  James W. Bridges, M.D.
                                        ----------------------------------------
                                        James W. Bridges, M.D.

                           SPECIAL POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of FPIC Insurance Group, Inc. (the "Corporation") hereby constitutes and appoints Steven R. Smith, Steven M. Rosenbloom and Robert B. Finch, and each and any of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign that certain Form S-1 Registration Statement, on behalf of the Corporation and certain of its shareholders, and any and all amendments (including post-effective amendments) thereto relating to the registration of up to 6,000,000 (six million) shares of the Corporation's Common Stock and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have executed this special power of attorney this 23rd day of May, 1996.



                                        /s/  J. Stewart Hagen, M.D.
                                        ----------------------------------------
                                        J. Stewart Hagen, M.D.

                           SPECIAL POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of FPIC Insurance Group, Inc. (the "Corporation") hereby constitutes and appoints Steven R. Smith, Steven M. Rosenbloom and Robert B. Finch, and each and any of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign that certain Form S-1 Registration Statement, on behalf of the Corporation and certain of its shareholders, and any and all amendments (including post-effective amendments) thereto relating to the registration of up to 6,000,000 (six million) shares of the Corporation's Common Stock and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have executed this special power of attorney this 23rd day of May, 1996.



                                        /s/  D. L. Van Eldik, M.D.
                                        ----------------------------------------
                                        D. L. Van Eldik, M.D.

                           SPECIAL POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of FPIC Insurance Group, Inc. (the "Corporation") hereby constitutes and appoints Steven R. Smith, Steven M. Rosenbloom and Robert B. Finch, and each and any of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign that certain Form S-1 Registration Statement, on behalf of the Corporation and certain of its shareholders, and any and all amendments (including post-effective amendments) thereto relating to the registration of up to 6,000,000 (six million) shares of the Corporation's Common Stock and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have executed this special power of attorney this 23rd day of May, 1996.



                                        /s/  Henry M. Yonge, M.D.
                                        ----------------------------------------
                                        Henry M. Yonge, M.D.

                           SPECIAL POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of FPIC Insurance Group, Inc. (the "Corporation") hereby constitutes and appoints Steven R. Smith, Steven M. Rosenbloom and Robert B. Finch, and each and any of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign that certain Form S-1 Registration Statement, on behalf of the Corporation and certain of its shareholders, and any and all amendments (including post-effective amendments) thereto relating to the registration of up to 6,000,000 (six million) shares of the Corporation's Common Stock and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have executed this special power of attorney this 23rd day of May, 1996.



                                        /s/  Robert B. Finch
                                        --------------------------------------
                                        Robert B. Finch

                           SPECIAL POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of FPIC Insurance Group, Inc. (the "Corporation") hereby constitutes and appoints Steven R. Smith, Steven M. Rosenbloom and Robert B. Finch, and each and any of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign that certain Form S-1 Registration Statement, on behalf of the Corporation and certain of its shareholders, and any and all amendments (including post-effective amendments) thereto relating to the registration of up to 6,000,000 (six million) shares of the Corporation's Common Stock and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have executed this special power of attorney this 23rd day of May, 1996.



                                        /s/  Donald J. Sabia
                                        --------------------------------------
                                        Donald J. Sabia